KEMPER GLOBAL INCOME FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED
DECEMBER 31, 1995

SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRUDENT TOTAL RETURN ASSET MANAGEMENT BY INVESTING PRIMARILY IN INVESTMENT GRADE FOREIGN AND DOMESTIC FIXED INCOME SECURITIES

"...longer than average duration and selected market and currency gains...
    enabled the fund to enjoy the second best year in its history..."

Table of Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
9
World Market  Performance
10
Portfolio Statistics
11
Portfolio of
Investments
13
Report of
Independent  Auditors
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights

At a Glance

Kemper Global Income Fund
Total Returns for the year ended December 31, 1995 (unadjusted for any sales charge):

                                 [BAR GRAPH]

                                           LIPPER GENERAL
                                            WORLD INCOME
                                                FUNDS
                                              CATEGORY
CLASS A        CLASS B        CLASS C          AVERAGE*
----------------------------------------------------------
 19.89%         19.21%         19.26%        18.05%



Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                     AS OF         AS OF
                                                    12/31/95      12/31/94
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
CLASS A                                              $9.05         $8.55
KEMPER GLOBAL INCOME FUND
CLASS B                                              $9.09         $8.56
KEMPER GLOBAL INCOME FUND
CLASS C                                              $9.09         $8.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR                #39 OF                #48 OF                #47 OF
                      135 FUNDS             135 FUNDS             135 FUNDS
5-YEAR                 #22 OF
                       29 FUNDS                N/A                   N/A

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1995.


                            CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------

1 Year Income:               $1.16        $  1.08        $1.09
December
Dividends:                   $0.06        $0.0531      $0.0538
Annualized
Distribution Rate+:           7.96%          7.01%        7.10%
SEC Yield+:                   4.77%          4.29%        4.21%
--------------------------------------------------------------------------------


+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is the best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

     Specifically, your report now includes:
 -   Terms you need to know related to your fund
 -   A look at your fund's portfolio composition and how it has changed
 - The years to maturity and the duration of the fund's underlying investments

     If you have any comments about the revised format, please write to:
     Kemper Funds
     Shareholder Communications
     120 South LaSalle Street
     Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.
     What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.
     Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.
     Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there has been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.
     Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.
     Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.
     As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.
     The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.
     As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.
     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


STEPHEN B. TIMBERS
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER



February 20, 1996

+SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE 1928 (TOWERS DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                               NOW
                            (1/31/95)   6 MONTHS AGO   1 YEAR AGO   2 YEARS AGO
-------------------------------------------------------------------------------
10-year Treasury rate(1)       5.65         6.49          7.47         5.97
Prime rate(2)                  8.50         8.75          9.00         6.00
Inflation rate(3)*             2.60         2.90          2.87         2.52
The U.S. dollar(4)            -0.57        -4.11         -5.54        -0.07
Capital goods orders(5)*      11.63         7.10         23.00        15.48
Industrial production(6)       0.07         3.17          5.41         4.21
Employment growth(7)           1.18         2.03          3.15         2.49


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

SOURCE:  ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

* Data as of December 31, 1995

Performance Update

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR. JOINED KEMPER FINANCIAL SERVICES, INC. IN 1976 AND IS CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS AND PORTFOLIO CO-MANAGER OF KEMPER GLOBAL INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[JOHNS PHOTO]

GORDON JOHNS JOINED KEMPER FINANCIAL SERVICES, INC. IN 1988 AND IS THE MANAGING DIRECTOR OF KEMPER INVESTMENT MANAGEMENT COMPANY LIMITED, LONDON, AND IS PORTFOLIO CO-MANAGER OF KEMPER GLOBAL INCOME FUND. JOHNS GRADUATED WITH A B.A. IN LAW FROM BALLIOL COLLEGE, OXFORD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WITH BOTH INTEREST RATES AND INFLATION LOW, MOST WORLD BOND MARKETS RALLIED IN 1995. BELOW PORTFOLIO CO-MANAGER GORDON JOHNS DESCRIBES HOW HE POSITIONED KEMPER GLOBAL INCOME FUND TO TAKE FULL ADVANTAGE.

Q. GORDON, 1995 WAS KEMPER GLOBAL INCOME FUND'S SECOND-BEST YEAR.* HOW WOULD YOU CHARACTERIZE THE WORLD GOVERNMENT BOND MARKETS DURING 1995?

A. It was a very strong year. Nineteen of the 20 government markets tracked by Salomon Brothers produced double-digit returns, in U.S. dollar terms. It's worth noting that as strong as the U.S. bond market was in 1995, its performance was the fifth weakest of the 20 government markets. That should give you some indication of how strong other government markets were, as both interest rates and inflation remained under control in most markets and for most of the year.
        For Kemper Global Income Fund, in particular, a longer than average duration and selected market and currency gains are what enabled the fund to enjoy the second best year in its history.
       All in all, the markets produced a remarkable performance, really, when you consider that the year started with a sort of hangover of both nervousness and disappointment from 1994.

*CLASS A SHARES PRODUCED AN UNADJUSTED TOTAL RETURN OF 19.89 PERCENT FOR THE YEAR ENDED DECEMBER 31, 1995, THE SECOND HIGHEST RETURN OF THE SIX FULL YEARS THAT THE FUND HAS BEEN IN EXISTENCE. ITS HIGHEST UNADJUSTED TOTAL RETURN (22.66 PERCENT UNADJUSTED FOR A SALES CHARGE) WAS GENERATED IN 1990.

Q. AS DISAPPOINTING AS 1994 WAS, THOUGH, KEMPER GLOBAL INCOME FUND SURVIVED THE YEAR BETTER THAN MOST OF ITS PEERS.

A. That's true and we continued a key element of our 1994 strategy as we entered 1995, and again it was to our advantage.
        Starting in August 1994, we positioned the portfolio to have a relatively longer average duration than many of our peers. At its longest, our average duration was 5.2 years in January 1995. During the course of the year, the average duration was reduced and it was 4.4 years by December 31.
        In general, earning opportunities are enhanced when you're willing to invest in longer duration investments. The risk you take is that longer durations make your portfolio more sensitive to interest rate changes. In fact, we benefited because the changes that did occur were declining interest rates around the world, which favored the portfolio. We maintained this strategy for several months, adopting a more neutral duration -- in other words, closer to the average -- only in the early summer of 1995.

Performance Update

Q. WHAT DID YOU SEE THAT CONVINCED YOU TO ASSUME THE RISK OF LONGER DURATIONS AT A TIME WHEN OTHERS WERE RETICENT?

A. I don't mean to suggest that we didn't share others' apprehensions. But we parted ways on a few points.
        For example, many investors expected the dollar to perform well early in 1995. We did not, and we maintained a low dollar exposure. This helped us as we headed toward April, when the dollar hit its post-World War II low.
        Our normal practice is to not have less than a 20 percent U.S. dollar position. We can have more, of course, and often do, but we maintained that minimum for a great deal of 1995. You can compare this to the Salomon Brothers World Government Bond Index*, which had a dollar exposure of approximately 34 percent as of November 30, 1995. As it happened, non-dollar currencies were significantly stronger than the dollar.
        I should note that the fund's performance in the first quarter suffered because we had insufficient exposure to the yen. From that point on, the yen weakened considerably, and the level of our exposure -- which we had not adjusted in response to its strength -- helped performance.

*THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY CONSIDERED REPRESENTATIVE OF WORLD GOVERNMENT BOND MARKETS. THIS INDEX SERVES AS A BENCHMARK TO WHICH WORLD INCOME BOND FUNDS COMPARE THEIR PERFORMANCE.

Q.      WHAT ABOUT INDIVIDUAL MARKETS? WHICH WERE THE STANDOUTS IN 1995?

A. As I've alluded, selected non-U.S. dollar markets were the outstanding performers. The table on page 9 provides detail, but I'll just highlight a few of our favorite markets.
        Finland has been an outstanding story for the last couple of years. In 1992, the Finnish government took bold steps to control its ballooning deficit. These measures have succeeded, and Finland today is one of the fastest-growing European markets. Export growth is high, inflation is less than 2 percent, and wage growth is low. All of these contributed to a Finnish bond market that returned 30.5 percent, in U.S. dollar terms, according to Salomon Brothers.
        The fund had a stake in Finland throughout 1995, ranging to a high of 10 percent. That's much higher than either the index or our peers.
        Portugal was another strong market in 1995 -- returning 27.9, according to Salomon Brothers -- and one in which our investment was relatively high.

Q.      WHICH WERE THE MARKETS TO AVOID IN 1995?


A. Japan, which was the bottom-performer with a return of 9.6 percent in U.S. dollar terms, is the most obvious example. As a general guide, we'll have a minimum of 10 percent of the portfolio invested in Japan. Japan is the second largest weighting in the Salomon Brothers index, following the U.S., and we think a minimum of 10 percent in Japan is prudent. We maintained that level of our exposure through most of the year. Japan in 1995 was plagued by many economic and fundamental problems. However, its outlook had improved slightly by the end of the year.
        On the other hand, we avoided Sweden and perhaps shouldn't have. Sweden's economy was in serious trouble early in 1995, and we did not anticipate its quick recovery. But, growth picked up, government revenue rose and the result was a massive bond rally. Sweden was the best-performing market last year, returning 34.8 percent.

Q. GORDON, WAS IT A TYPICAL YEAR -- OR WAS THERE ANYTHING THAT 1995 TAUGHT YOU ABOUT WORLD BOND MARKETS?

A. In April, one dollar was worth 79.85 yen. But in just five months, the dollar shot to 104.55 yen -- an increase of 31 percent, which is a fairly dramatic change in a short time. So, while our underweighted position in the yen was a drag on the first third of the year, the portfolio was better positioned for the remaining two-thirds.
        Another surprise to us all was the moderate level of activity last year. Consumers around the world did not go shopping, which means that consumers did very little to stimulate economic growth.

Performance Update

Q.      WHAT CAN SHAREHOLDERS EXPECT FROM WORLD MARKETS IN 1996?

A. For the long term, we are encouraged by what we are calling a newfound fiscal rectitude. From Canada to the United States and also in Europe, governmental leaders are taking a more responsible attitude toward budget deficits. Bond markets take heart from apparently serious intentions to reduce deficits and rein in spending.

        For 1996, we think that the world background is benign for bond investors. Having enjoyed outstanding values in the first half of 1995, we have had a relatively cautious outlook since the summer. Overall, we believe markets will represent fair value.

Q. HOW, THEN, ARE YOU POSITIONING THE FUND -- AND WHAT ARE THE RISKS TO YOUR STRATEGY?

A. As I mentioned, our view of the dollar has shifted in the last several months. Now the fund has a significant exposure to dollar-bloc countries (which includes the United States, New Zealand, Australia and Canada) and, in fact, much more than the Salomon Brothers World Government Bond Index. So you see, the fund is positioned for a significant dollar rally, which we anticipate.
        We start the new year with some concerns. In the U.S., we're concerned that the federal government will deliver a disappointing budget package. With unemployment as low as it is in the U.S., we expect that wages will inevitably rise, which could result in an uptick in inflation.
        Slow growth made 1995's rallies possible in Europe. But low growth keeps government revenues down, which makes it difficult to reduce the deficit. And, of course, such slow growth cannot help unemployment, which continues to be quite high in some countries.
        Finally, prospects for Japan seem mixed. The economy could grow quite sharply in the first part of 1996, which could in itself set back bond markets.
        We assess the political and currency attributes of each market on an ongoing basis, in an attempt to maintain relatively strong and stable performance. In both 1994 and in 1995 -- two very different years for world bond market performance -- Kemper Global Income Fund outperformed the average* returned by its Lipper peer group of general world income funds. We'll do our best to continue this record in 1996.

*FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1994, WORLD INCOME FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES, INC. DECLINED AN AVERAGE 5.88 PERCENT WHILE CLASS A SHARES OF KEMPER GLOBAL INCOME FUND SLIPPED 1.47 PERCENT. FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1995, CLASS A SHARES OF THE FUND PRODUCED A 19.89 PERCENT TOTAL RETURN VERSUS THE PEER GROUP AVERAGE OF 18.05 PERCENT.
     LIPPER RANKINGS ARE BASED UPON CHANGES IN CLASS A SHARE NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE
HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN THE ORIGINAL COST.

Terms to Know

BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

CURRENCY RISK The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the U.S. dollar falls against the currency.

DURATION Duration is a measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming that dividends are reinvested. It represents the aggregate percentage or dollar value change over the period.

Performance Update

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED DECEMBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)
                                                       LIFE OF
                                1-YEAR      5-YEAR      CLASS
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
 CLASS A                        14.53%      6.27%       9.30%    (SINCE 10/1/89)
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
 CLASS B                        16.20%       N/A       11.24%    (SINCE 5/31/94)
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
 CLASS C                        19.26%       N/A       13.05%    (SINCE 5/31/94)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER GLOBAL INCOME FUND CLASS A FROM 10/1/89 THROUGH 12/31/95
--------------------------------------------------------------------------------

                                 [LINE GRAPH]


                                        10/1/89         12/31/95
--------------------------------------------------------------------------------
- KEMPER GLOBAL INCOME FUND
   CLASS A(1)                           $10,000          $17,432
- SALOMON BROTHERS WORLD GOVERNMENT
   BOND INDEX+                           10,000           19,451
- CONSUMER PRICE INDEX++                 10,000           12,280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER GLOBAL INCOME FUND CLASS B FROM 5/31/94 THROUGH 12/31/95
--------------------------------------------------------------------------------


                                 [LINE GRAPH]

                                        5/31/94       12/31/95
--------------------------------------------------------------------------------
- KEMPER GLOBAL INCOME FUND             $10,000        $11,846
   CLASS B(1)
- SALOMON BROTHERS WORLD GOVERNMENT
   BOND INDEX+                           10,000         12,276
- CONSUMER PRICE INDEX++                 10,000         10,407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER GLOBAL INCOME FUND CLASS C FROM 5/31/94 THROUGH 12/31/95
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                        5/31/94       12/31/95
--------------------------------------------------------------------------------

- KEMPER GLOBAL INCOME FUND             $10,000        $12,154
   CLASS C(1)
- SALOMON BROTHERS WORLD GOVERNMENT
   BOND INDEX+                           10,000         12,276
- CONSUMER PRICE INDEX++                 10,000         10,407
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.50% and for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. The maximum CDSC is 4%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Global Income Fund to the two indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

The special risk considerations associated with an investment in the fund, including risks related to foreign investments and to a non-diversified investment company, are discussed in the prospectus. Risks associated with foreign securities, including fluctuating exchange rates, government regulations and differences in liquidity, may affect your investment. As a non-diversified investment company, the fund may invest more than 5% of its assets in the securities of a particular foreign government.

+ The Salomon Brothers World Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is comprised of government bonds from 14 countries. The minimum maturity is one year. Source is Lipper Analytical Services, Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

World Market Performance

ALL BUT JAPAN RETURNED 10% OR BETTER

THE TABLE BELOW PRESENTS THE ONE-YEAR RETURNS OF 20 GOVERNMENT BOND MARKETS TRACKED BY SALOMON BROTHERS FOR THE PERIOD ENDING DECEMBER 31, 1995, EXPRESSED IN U.S. DOLLAR TERMS. THIS INFORMATION IS HISTORICAL AND DOES NOT REFLECT FUTURE RETURNS OF THESE MARKETS.

         [BAR GRAPH]

SWEDEN                  34.83%
DENMARK                 30.56
FINLAND                 30.51
SPAIN                   29.48
SWITZERLAND             29.17
NETHERLANDS             28.39
PORTUGAL                27.89
FRANCE                  27.69
BELGIUM                 27.15
GERMANY                 25.91
NORWAY                  24.93
AUSTRIA                 24.38
CANADA                  23.45
IRELAND                 21.44
ITALY                   19.96
UNITED STATES           18.30
NEW ZEALAND             15.96
UNITED KINGDOM          15.22
AUSTRALIA               14.94
JAPAN                    9.57


In the News

WHERE YOU MIGHT HAVE READ ABOUT
KEMPER GLOBAL INCOME FUND IN 1995

- MONEY, December 1995
- FINANCIAL PLANNING, November 1995

Portfolio Statistics


PORTFOLIO COMPOSITION
                                 [PIE CHART]

--------------------------------------------------------------------------------
                                          ON 12/31/95      ON 12/31/94
FOREIGN/U.S. GOVERNMENT SECURITIES             86%              73%
--------------------------------------------------------------------------------
OTHER*                                         10               26
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                            4                1
--------------------------------------------------------------------------------
*INCLUDES SUPRANATIONAL ENTITIES AND          100%             100%
CORPORATES GUARANTEED BY GOVERNMENTS
--------------------------------------------------------------------------------


YEARS TO MATURITY
                                          ON 12/31/95      ON 12/31/94
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                            4%              --
--------------------------------------------------------------------------------
1-10 YEARS                                     87              100
--------------------------------------------------------------------------------
10-20 YEARS                                     9               --
--------------------------------------------------------------------------------
                                              100%             100%

--------------------------------------------------------------------------------


DURATION
                                          ON 12/31/95      ON 12/31/94
--------------------------------------------------------------------------------
                                        4.4 years         5.5 years
--------------------------------------------------------------------------------

Portfolio of Investments

KEMPER GLOBAL INCOME FUND
Portfolio of Investments at December 31, 1995
(in thousands)

---------------------------------------------------------------------------------------------------------------
                                       GOVERNMENT OBLIGATIONS (85.9%)         LOCAL CURRENCY   U.S. DOLLAR
           CURRENCY                   AND CORPORATE OBLIGATIONS (10.2%)         PRINCIPAL         VALUE
---------------------------------------------------------------------------------------------------------------
CANADIAN DOLLAR--2.1%            Government of Canada, 7.25%, 2003                  4,250       $   3,169
---------------------------------------------------------------------------------------------------------------
FINNISH                          Republic of Finland
MARKKA--8.7%                       11.00%, 1997                                    13,000           3,257
                                   11.00%, 1999                                    12,000           3,176
                                   9.50%, 2004                                     26,000           6,841
                                 ------------------------------------------------------------------------------
                                                                                                   13,274
---------------------------------------------------------------------------------------------------------------
FRENCH                           Kingdom of Denmark, 5.50%, 1999                   35,000           7,085
FRANC--19.0%                     French Treasury
                                   6.75%, 2003                                      6,000           1,249
                                   7.75%, 2005                                     25,000           5,515
                                 Kingdom of Spain, 6.50%, 2001                     39,000           8,070
                                 ------------------------------------------------------------------------------
                                                                                                   21,919
                                 ------------------------------------------------------------------------------
                                 European Investment Bank, 8.50%, 2002             32,000           7,263
                                 ------------------------------------------------------------------------------
                                                                                                   29,182
---------------------------------------------------------------------------------------------------------------
IRISH PUNT--10.3%                Government of Ireland
                                   6.25%, 1999                                      3,900           6,195
                                   6.25%, 2004                                      6,500           9,626
                                 ------------------------------------------------------------------------------
                                                                                                   15,821
---------------------------------------------------------------------------------------------------------------
JAPANESE YEN--9.8%               Republic of Austria, 5.00%, 2001                 600,000           6,579
                                 ------------------------------------------------------------------------------
                                 Export-Import Bank of Japan, 4.375%, 2003        200,000           2,123
                                 IBRD, 4.75%, 2004                                350,000           3,858
                                 Japanese Development Bank, 6.50%, 2001           200,000           2,356
                                 ------------------------------------------------------------------------------
                                                                                                    8,337
                                 ------------------------------------------------------------------------------
                                                                                                   14,916
---------------------------------------------------------------------------------------------------------------
NETHERLANDS                      Dutch State Loan
GUILDER--5.9%                      7.75%, 2000                                      3,400           2,339
                                   8.25%, 2002                                      5,500           3,934
                                   8.25%, 2007                                      3,800           2.752
                                 ------------------------------------------------------------------------------
                                                                                                    9,025
---------------------------------------------------------------------------------------------------------------
NORWEGIAN                        Kingdom of Norway
KRONER--7.9%                       9.00%, 1999                                     20,000           3,482
                                   7.00%, 2001                                     29,000           4,828
                                   5.75%, 2004                                     25,000           3,791
                                 ------------------------------------------------------------------------------
                                                                                                   12,101
---------------------------------------------------------------------------------------------------------------
NEW ZEALAND                      Government of New Zealand
DOLLAR--9.6%                       8.00%, 1998                                      3,300           2,170
                                   6.50%, 2000                                      7,000           4,435
                                   10.00%, 2002                                    11,000           8,134
                                 ------------------------------------------------------------------------------
                                                                                                   14,739
---------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------
                                       GOVERNMENT OBLIGATIONS (85.9%)         LOCAL CURRENCY   U.S. DOLLAR
           CURRENCY                   AND CORPORATE OBLIGATIONS (10.2%)         PRINCIPAL         VALUE
---------------------------------------------------------------------------------------------------------------
PORTUGUESE                       Government of Portugal
ESCUDO--5.2%                       8.375%, 1999                                     290,000       $    1,909
                                   11.875%, 2000                                    825,000            5,992
                                 ------------------------------------------------------------------------------
                                                                                                       7,901
---------------------------------------------------------------------------------------------------------------
U.S. DOLLAR--17.6%
                                 U.S. Treasury Notes
                                   6.375%, 2000                                       16,300          16,892
                                   6.25%, 2003                                         3,500           3,645
                                   7.50%, 2005                                         5,700           6,449
                                 -----------------------------------------------------------------------------
                                                                                                      26,986
                                 =============================================================================
                                 TOTAL GOVERNMENT AND CORPORATE
                                 OBLIGATIONS--96.1%
                                 (Cost: $142,038)                                                    147,114
---------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS--1.6%
---------------------------------------------------------------------------------------------------------------
                                 Yield--5.90%
                                 Due--January 1996
                                 (Cost: $2,398)                                     $  2,400           2,398
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--97.7%
                                 (Cost: $144,436)                                                    149,512
                                 =============================================================================
                                 CASH AND OTHER ASSETS,
                                 LESS LIABILITIES--2.3%                                                3,447
                                 =============================================================================
                                 NET ASSETS--100%                                                  $ 152,959
                                 =============================================================================

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $144,436,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $5,464,000, the aggregate gross unrealized depreciation was $388,000 and the net unrealized appreciation was $5,076,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GLOBAL INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Income Fund as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Income Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          February 16, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $144,436)                                                                               $149,512
-------------------------------------------------------------------------------------------------------
Cash                                                                                                684
-------------------------------------------------------------------------------------------------------
Receivable for:
  Interest                                                                                        4,858
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                  558
-------------------------------------------------------------------------------------------------------
  Fund shares sold                                                                                  960
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                156,572
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Payable for:
  Dividends to shareholders                                                                       2,783
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                             459
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                              170
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                     97
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          31
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        26
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees                                                                  18
-------------------------------------------------------------------------------------------------------
  Other                                                                                              29
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                             3,613
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $152,959
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $198,298
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                  (50,353)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies       4,554
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 460
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $152,959
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($102,988,000 + 11,379,000 shares outstanding)                                                  $9.05
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus 4.71%
  of net asset value or 4.50% of offering price)                                                  $9.48
=======================================================================================================
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge)
  per share ($49,692,000 + 5,470,000 shares outstanding)                                          $9.09
=======================================================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($253,000 + 28,000 shares outstanding)                                                          $9.09
=======================================================================================================
CLASS I SHARES
  Net asset value and redemption price per share
  ($26,000 + 3,000 shares outstanding)                                                            $9.05
=======================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

 Interest income                                                                                $12,835
-------------------------------------------------------------------------------------------------------
 Expenses:
  Management fee                                                                                  1,238
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         391
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       325
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            449
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  53
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            52
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           34
-------------------------------------------------------------------------------------------------------
   Total expenses                                                                                 2,542
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            10,293
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

 Net realized gain on sales of investments and foreign currency transactions                     14,530
-------------------------------------------------------------------------------------------------------
 Change in net unrealized depreciation on investments and
 assets and liabilities in foreign currencies                                                     5,108
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          19,638
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $29,931
=======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                               1995                1994
                                                                             --------             -------
 Net investment income                                                       $ 10,293               7,503
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                      14,530              (6,845)
---------------------------------------------------------------------------------------------------------
 Change in net unrealized depreciation/appreciation                             5,108                (757)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                29,931                 (99)
---------------------------------------------------------------------------------------------------------
Net equalization credits                                                           24                  42
---------------------------------------------------------------------------------------------------------
 Distribution from net investment income                                      (19,283)             (4,876)
---------------------------------------------------------------------------------------------------------
 Tax return of capital distribution                                                --              (2,738)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                               (19,283)             (7,614)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                       (28,413)             95,350
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (17,741)             87,679
=========================================================================================================

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                             170,700              83,021
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $460 and $643, respectively)                                       $152,959             170,700
=========================================================================================================

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Global Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING  INVESTMENT VALUATION. Investments are stated at
     POLICIES value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with

Notes to Financial Statements

                             net realized and unrealized gain or loss from investments and foreign currency transactions, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income includes premium and discount amortization on money market instruments and discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each share class by dividing the attributable net assets by the number of outstanding shares of each class. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1995, amounting to approximately $50,307,000, is available to offset future taxable gains. Of this amount, approximately $45,783,000 was obtained in the 1994 fund acquisitions (see note 5). Under Internal Revenue Code provisions the amount of acquired loss carryover available each year is limited to approximately $7,000,000. If not applied, the loss carryover expires during the period 1997 through 2002.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion.

Notes to Financial Statements

                             The Fund incurred a management fee of $1,238,000 for the year ended December 31, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS           COMMISSIONS ALLOWED BY KDI
                                                                         RETAINED          --------------------------------
                                                                          BY KDI           TO ALL FIRMS       TO AFFILIATES
                                                                       -------------       ------------       -------------
                                        Year ended December 31, 1995     $  11,000             73,000              3,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                       DISTRIBUTION          COMMISSIONS AND DISTRIBUTION
                                                                         FEES AND                  FEES PAID BY KDI
                                                                       CDSC RECEIVED       --------------------------------
                                                                          BY KDI           TO ALL FIRMS       TO AFFILIATES
                                                                       -------------       ------------       -------------
                                        Year ended December 31, 1995     $ 536,000            114,000             19,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                            ASF                    ASF PAID BY KDI
                                                                        PAID BY THE        --------------------------------
                                                                        FUND TO KDI        TO ALL FIRMS       TO AFFILIATES
                                                                       -------------       ------------       -------------
                                        Year ended December 31, 1995     $ 325,000            327,000             46,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $265,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended December 31, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $349,479

                             Proceeds from sales                         387,774

Notes to Financial Statements

--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                                           YEAR ENDED DECEMBER 31,
                                                                  1995                              1994
                                                          ----------------------------------------------------------
                                                          SHARES         AMOUNT             SHARES          AMOUNT
                                      ------------------------------------------------------------------------------
                                       SHARES SOLD
                                      ------------------------------------------------------------------------------
                                       Class A              1,126       $  10,635             3,146       $   28,131
                                      ------------------------------------------------------------------------------
                                       Class B                934           8,823               589            5,090
                                      ------------------------------------------------------------------------------
                                       Class C                 42             393                12              104
                                      ------------------------------------------------------------------------------
                                       Class I                  3              27                --               --
                                      ------------------------------------------------------------------------------

                                      ------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ------------------------------------------------------------------------------
                                       Class A                945           8,702               532            4,663
                                      ------------------------------------------------------------------------------
                                       Class B                418           3,856                82              709
                                      ------------------------------------------------------------------------------
                                       Class C                  2              22                --               --
                                      ------------------------------------------------------------------------------

                                      ------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                      ------------------------------------------------------------------------------
                                       Class A             (4,728)        (43,893)           (5,754)         (50,420)
                                      ------------------------------------------------------------------------------
                                       Class B             (1,801)        (16,796)           (1,104)          (9,675)
                                      ------------------------------------------------------------------------------
                                       Class C                (19)           (182)               (9)             (81)
                                      ------------------------------------------------------------------------------

                                      ------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                      ------------------------------------------------------------------------------
                                       Class A                106             999                15              132
                                      ------------------------------------------------------------------------------
                                       Class B               (105)           (999)              (15)            (132)
                                      ------------------------------------------------------------------------------

                                      ------------------------------------------------------------------------------
                                       SHARES ISSUED IN ACQUISITION(A):
                                      ------------------------------------------------------------------------------
                                       Class A                 --              --             7,058           60,897
                                      ------------------------------------------------------------------------------
                                       Class B                 --              --             6,472           55,932
                                      ------------------------------------------------------------------------------
                                       NET (DECREASE) INCREASE
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                     $ (28,413)                        $   95,350
                                      ------------------------------------------------------------------------------

                             (a) On August 26, 1994, the Fund acquired the
                                 assets of Kemper Investment Portfolios -- Short Term Global Income Portfolio and Kemper Short Term Global Income Fund in a tax-free exchange.

--------------------------------------------------------------------------------
6    FORWARD FOREIGN         In order to protect itself against a decline in
     CURRENCY CONTRACTS      the value of particular foreign currencies against
                             the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At December 31, 1995, the Fund had outstanding forward foreign currency contracts as follows (in thousands):

                                        Foreign currency         Contract      Settlement      Unrealized
                                         to be delivered          amount          date            loss
                                    ---------------------------------------------------------------------
                                      4,280 Canadian dollars     $ 3,108      January 1996       $  (29)
                                    ---------------------------------------------------------------------
                                    146,200 French francs         29,519      March and            (430)
                                                                              October 1996
                                    ---------------------------------------------------------------------
                                             Total                                               $ (459)
                                    ---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                   CLASS A
                                           -------------------------------------------------------------
                                                                SIX MONTHS
                                             YEAR ENDED           ENDED
                                            DECEMBER 31,       DECEMBER 31,       YEAR ENDED JUNE 30,
                                           --------------      ------------     -----------------------
                                           1995      1994          1993         1993     1992      1991
                                           ----      ----          ----         ----     ----      ----
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $8.55      9.29         9.21        9.44       9.26     9.98
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .61       .60          .27         .72        .76      .94
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   1.05      (.74)         .16        (.17)       .22       --
-------------------------------------------------------------------------------------------------------
Total from investment operations            1.66      (.14)         .43         .55        .98      .94
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income   1.16       .38           --         .72        .73     1.22
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         --        --          .11         .06        .07      .44
-------------------------------------------------------------------------------------------------------
  Tax return of capital distribution          --       .22          .24          --         --      --
-------------------------------------------------------------------------------------------------------
Total dividends                             1.16       .60          .35         .78        .80     1.66
-------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.05      8.55         9.29        9.21       9.44     9.26
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              19.89%    (1.47)        4.73        6.16      10.77     9.30

-------------------------------------------------------------------------------------------------------
 ANNUALIZED RATIO TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------
Expenses                                    1.34%     1.53         1.29        1.52       1.53     1.60
-------------------------------------------------------------------------------------------------------
Net investment income                       6.43%     6.67         5.75        7.87       8.32     9.17
-------------------------------------------------------------------------------------------------------

Financial Highlights

                                                    CLASS B                           CLASS C                     CLASS I
                                          ----------------------------     ----------------------------      -----------------
                                                            MAY 31,                           MAY 31,        NOVEMBER 22,
                                          YEAR ENDED        1994 TO         YEAR ENDED        1994 TO          1995 TO
                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                             1995             1994             1995             1994             1995
                                         ------------     ------------     ------------     ------------     ------------
------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.56             8.70             8.56             8.70             9.57
----------------------------------------------------------------------     -----------------------------     -----------------
Income from investment operations:
  Net investment income                           .56              .30              .57              .30              .07
----------------------------------------------------------------------     -----------------------------     -----------------
  Net realized and unrealized gain (loss)        1.05             (.14)            1.05             (.14)            (.03)
----------------------------------------------------------------------     -----------------------------     -----------------
Total from investment operations                 1.61              .16             1.62              .16              .04
----------------------------------------------------------------------     -----------------------------     -----------------
Less dividends:
  Distribution from net investment income        1.08              .19             1.09              .19              .56
----------------------------------------------------------------------     -----------------------------     -----------------
  Tax return of capital distribution               --              .11               --              .11               --
----------------------------------------------------------------------     -----------------------------     -----------------
Total dividends                                  1.08              .30             1.09              .30              .56
----------------------------------------------------------------------     -----------------------------     -----------------
Net asset value, end of period                  $9.09             8.56             9.09             8.56             9.05
----------------------------------------------------------------------     -----------------------------     -----------------
TOTAL RETURN (NOT ANNUALIZED)                   19.21%            1.89            19.26             1.91              .43

------------------------------------------------------------------------------------------------------------------------------
 ANNUALIZED RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Expenses                                         1.98%            2.27             2.06             2.23              .88
----------------------------------------------------------------------     -----------------------------     -----------------
Net investment income                            5.79%            5.89             5.71             5.93             6.40
----------------------------------------------------------------------     -----------------------------     -----------------

------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS
                                            YEAR ENDED DECEMBER 31,          ENDED             YEAR ENDED JUNE 30,
                                            -----------------------       DECEMBER 31,      --------------------------
                                             1995            1994             1993          1993       1992       1991
                                             ----            ----         ------------      ----       ----       ----
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands) $152,959           170,700           83,021     78,068     71,790     58,631
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            220%              378              484        372        292        346
----------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Global Income Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                                For       Withheld
    David W. Belin           11,322,169   364,628
    Lewis A. Burnham         11,338,530   348,267
    Donald L. Dunaway        11,337,362   349,435
    Robert B. Hoffman        11,333,856   352,941
    Donald R. Jones          11,333,856   352,941
    David B. Mathis          11,316,326   370,471
    Shirley D. Peterson      11,336,193   350,604
    William P. Sommers       11,330,350   356,447
    Stephen B. Timbers       11,335,024   351,773

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against     Abstain
   11,106,677     146,496     433,624

3) Approval of new investment management agreement

       For        Against     Abstain
   10,775,157     261,842     649,798

4) Approval of new 12b-1 distribution plan

                       For       Against    Abstain
    Class B Shares  3,186,188     79,786    246,842
    Class C Shares      7,758          0          0

                                     NOTES

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

JOHN E. PETERS
Vice President

J. PATRICK BEIMFORD, JR.
Vice President

GORDON K. JOHNS
Vice President

JOHN E. NEAL
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN              THE CHASE MANHATTAN BANK, N.A.
                               Chase Metro Tech Center
                               Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER             KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               120 South LaSalle Street
                               Chicago, IL 60603
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KGIF - 2 (2/96)                                      [KEMPER FUNDS LOGO]
                                                                 1009540
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